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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2005
                                                   (DECEMBER 15, 2005)


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)
            001-13255                                   43-1781797
            ---------                                   ----------
            (COMMISSION                                 (IRS EMPLOYER
            FILE NUMBER)                                IDENTIFICATION NO.)



  575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
  ---------------------------------------------------------------   ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

            On December 15, 2005 the Court approved Solutia's entry into a Stock Purchase Agreement, dated as of November 23, 2005 (the "Purchase Agreement"), by and between Solutia, a Delaware corporation, Vitro S.A. de C.V., a corporation organized under the laws of Mexico ("Vitro"), and Vitro Plan S.A. de C.V., a corporation organized under the laws of Mexico and wholly-owned subsidiary of Vitro ("Vitro Plan"). Solutia announced its entry into the Purchase Agreement in a press release and Form 8-K filed on November 28, 2005. In connection with its grant of approval of the Purchase Agreement, the Court also approved Solutia's entry into a Land Purchase Agreement (the "Land Purchase Agreement"), between Solutia and Vidrio Plano, S.A. de C.V., and supply agreements (the "Supply Agreements") between Solutia and certain affiliates of Vitro. The Land Purchase Agreement and the Supply Agreements will be dated as of the closing of the transactions contemplated by the Purchase Agreement (the "Closing").

            Pursuant to the Purchase Agreement, Solutia will acquire Vitro Plan's 51% ownership interest (the "Purchased Interest") in Quimica M, S.A. de C.V. ("Quimica"), Solutia's joint venture with Vitro Plan in the production of polyvinyl butyral interlayer material ("PVB Sheet"). The purchase will make Solutia the sole owner of Quimica. The purchase price for the Purchased Interest and related real property is $20 million, payable by Solutia to Vitro Plan in cash at the Closing.

         Closing of the Purchase Agreement is subject to a number of conditions, including the order entered by the Court on December 16, 2005 approving the Purchase Agreement and the matters related thereto (the "Approval Order"), clearance from the Mexican Federal Competition Commission and other customary closing conditions.

         In addition to customary termination rights relating to material adverse changes or impossibility of conditions precedent to the Closing, the Purchase Agreement may be terminated by Solutia or Vitro Plan if the Closing has not occurred within 120 days after November 23, 2005.

         The Purchase Agreement includes an agreement by Vitro and its subsidiaries not to engage in, or advise, consult with or assist any entity engaged in, the production, manufacture, distribution or sale of PVB Sheet for a period of five years after the Closing. Additionally, Solutia's consent is required prior to any investment in Vitro Plan or any of its subsidiaries by a competitor in the PVB Sheet industry. The Purchase Agreement also includes a three-year restriction on the soliciting or hiring by Vitro or any of its affiliates of any director, officer or employee of Quimica and by Solutia of any director, officer or employee of Vitro or Vitro Plan.

         Vitro Plan has agreed to indemnify, defend and hold harmless Solutia and its affiliates, including Quimica, from and against losses and liabilities arising out of or resulting from breaches of the representations, warranties and covenants contained in the Purchase Agreement and certain liabilities of Quimica. Vitro Plan will only be obligated to indemnify Solutia for 51% of losses and liabilities that relate specifically to Quimica and the representations, warranties and covenants made with respect thereto. The indemnification obligations are subject to various limitations set forth in the Purchase Agreement.

            The Land Purchase Agreement provides for the acquisition by Solutia of certain land and water rights adjacent to the Quimica facility in Puebla, Mexico (the "Quimica Facility") from Vidrio Plano, S.A de C.V.


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            As of the Closing, Solutia and Vitro, or their affiliates, will enter into the Supply Agreements and certain existing PVB Sheet supply agreements will be terminated by mutual agreement. The Supply Agreements consist of PVB Sheet supply agreements between Solutia, or one of its affiliates, and Vitro Automotriz, S.A. de C.V. (the "VAU Supply Agreement") and between Solutia, or one of its affiliates, and Vitro Flex, S.A. de C.V. (the "Vitro Flex Supply Agreement"). The term of the VAU Supply Agreement is five years, with automatic annual renewals thereafter until terminated. The term of the Vitro Flex Supply Agreement is one year, renewable annually through December 31, 2010. Both Supply Agreements cover 100% of the requirements for Saflex(R) PVB Sheet of each of Vitro Automotriz and Vitro Flex, respectively.

            The description of the Purchase Agreement contained herein sets forth a brief summary of certain terms of the Purchase Agreement that may be material to Solutia. However, the description does not purport to be complete and is qualified in its entirety by reference to the specific terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

Exhibit Number             Description
--------------             -----------

         10.1 Stock Purchase Agreement, dated as November 23, 2005 by and between Solutia Inc., Vitro S.A. de C.V., and Vitro Plan S.A. de C.V.





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                             SOLUTIA INC.
                                             ---------------------------------
                                             (Registrant)

                                             /s/ Rosemary L. Klein
                                             ---------------------
                                             Senior Vice President, General
                                             Counsel and Secretary


DATE: DECEMBER 21, 2005